EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	2013	2012	2011
Net (loss) income attributable to the Company	$(119,236,823)	$(89,630,508)	$7,909,398
Weighted average outstanding shares of common stock	27,356,504	27,017,780	26,737,638
Effect of dilutive securities
Warrants	-	-	-
Contingently issuable shares	-	-	227,368

Earnings per share:
Basic	$(4.36)	$(3.32)	$0.30
Diluted	$(4.36)	$(3.32)	$0.29